UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2019

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events.

Subsequent to the filing of the Quaker Chemical Corporation (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (“Form 10-K”), the Company identified a control deficiency that management has determined to be a material weakness in its internal control over financial reporting as of December 31, 2018. This reassessment and conclusion was reached following an internal review by PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm of the Company, of its 2018 audit of the Company’s consolidated financial statements as reported on Form 10-K. Specifically, the Company’s management has determined that the Company did not, as of December 31, 2018, design and maintain effective internal control over certain aspects of its information technology general controls. As a result, Management’s Report on Internal Control Over Financial Reporting included in Item 9A of the Company’s Form 10-K and PwC’s opinion relating to the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018 included in the Form 10-K should no longer be relied upon. Additionally, the statements within the Evaluation of Disclosure Controls and Procedures included in Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019 (the “Form 10-Q”) are no longer effective due to the material weakness described above.

To the knowledge of the Company’s principal executive officer and principal financial officer, the internal control material weakness did not result in a material misstatement of the Company’s consolidated financial statements included in the Form 10-K or the Form 10-Q. Upon completion of additional procedures performed by the Company and PwC, the Company expects to file the necessary amendments to its previously filed Form 10-K and Form 10-Q, which the Company currently anticipates will occur during July 2019. Notwithstanding the identified material weakness referred to above, management, including our principal executive officer and principal financial officer, believes that the financial statements contained in the Form 10-K and the Form 10-Q fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company for all periods presented in accordance with generally accepted accounting principles in the United States.

As of the date of this Current Report on Form 8-K, the Company has made significant progress with updating its design and implementation of internal controls to remediate the aforementioned control deficiency. During the Company’s third quarter of 2019, the Company will evaluate its updated internal controls design and determine whether the controls have operated effectively in order to remediate the control deficiency that led to the material weakness in the Company’s internal control over financial reporting as of December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION
Registrant

Date: July 2, 2019	By:	/s/ Robert T. Traub
Robert T. Traub
Vice President, General Counsel and Corporate Secretary